Aston Funds

ASTON/LMCG Small Cap Growth Fund

Class N Shares – ACWDX

Class I Shares – ACWIX

Prospectus

February 28, 2013

A diversified, actively managed fund family with a process-

driven approach to investing.

Not FDIC Insured. No Bank Guarantee. May Lose Value.

The Securities and Exchange Commission has not approved or disapproved these or any mutual fund’s shares or determined if this prospectus is accurate or complete. Any representation to the contrary is a crime.

ASTON/LMCG Small Cap Growth Fund

(formerly, ASTON Small Cap Growth Fund)

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares		Class I Shares
Management Fees	1.00%		1.00%
Distribution and Service (12b-1) Fees	0.25%		None
Other Expenses	1.61%		1.61%
Acquired Fund Fees and Expenses	0.01%		0.01%
Total Annual Fund Operating Expenses	2.87%		2.62%
Fee Waiver and/or Expense Reimbursement	(1.51)%	( a)	(1.51)%	( a)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.36%	(a)	1.11%	(a)

(a) The adviser is contractually obligated to waive management fees and/or reimburse ordinary operating expenses, not including investment-related costs (such as brokerage commissions), interest, taxes, extraordinary expenses and acquired fund fees and expenses, through February 28, 2014, to the extent that operating expenses exceed 1.35% of the Fund’s average daily net assets with respect to Class N shares and 1.10% of the Fund’s average daily net assets with respect to Class I shares (the “Operating Expense Limit”). Prior to February 28, 2014, the arrangement may be amended or terminated for a class only by a vote of the Board of Trustees of Aston Funds. For a period of up to three years from the fiscal year end during which such amount was waived or reimbursed, the adviser is entitled to be reimbursed by the Fund for fees waived and expenses reimbursed from commencement of operations through the completion of the first three full fiscal years to the extent that the Fund’s Total Annual Operating Expenses for a class, not including investment-related costs (such as brokerage commissions), interest, taxes, extraordinary expenses and acquired fund fees and expenses, remains at or below the Operating Expense Limit after such reimbursement.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5%, operating expenses remained the same and expenses were capped for one year in each period.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$138	$746	$1,380	$3,086
Class I Shares	113	671	1,255	2,842

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 168.05%.

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PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its assets in common stocks and other equity securities of small-cap companies. The Fund defines a small-cap company as one with a market capitalization below $3 billion at the time of acquisition. The portfolio manager seeks to achieve above average risk-adjusted returns by identifying unrecognized growth potential. The portfolio manager utilizes a fundamental bottom-up security selection process to identify characteristics such as: revenue growth, margin expansion, surprise potential and strong balance sheets. The focus of the fundamental research process is to confirm that the growth is durable and sustainable, as well as to conduct due diligence on the key drivers of each security. The final step in the process applies a valuation framework to each security that meets the criteria of the fundamental research process.

The Fund may also invest in mid-cap stocks, including companies with a market capitalization up to $10 billion at the time of acquisition.

To manage risk, the portfolio manager limits position sizes, employs a strategy of diversification, and adheres to a structured sell discipline based on fundamental drivers and company valuations.

PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund.

Growth Style Risk. Growth investing involves buying stocks that have relatively high price-to-earnings ratios. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, the Fund’s performance may suffer.

Liquidity Risk. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility.

Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the portfolio manager’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Market Risk. The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

Portfolio Turnover Risk. Frequent trading of the Fund’s portfolio holdings may result in a higher than average level of capital gains, including short-term gains, and will result in greater transaction costs to the Fund. To the extent distributions to shareholders are made from net short-term capital gains (i.e., net capital gain on securities held or treated as held by the Fund for one year or less minus any net capital losses on securities held or treated as held by the Fund for more than one year), the distributions will be taxed at ordinary income rates for federal income tax purposes, rather than at the lower long-term capital gains rates. Greater transaction costs and higher expenses as a result of portfolio turnover can negatively impact the Fund’s performance.

Small-Cap and Mid-Cap Company Risk. Investing in securities of small-cap and mid-cap companies may involve greater risks than investing in securities of larger, more established issuers. Small-cap and mid-cap companies generally have limited product lines, markets and financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. Also, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. As a result, their stock prices may experience greater volatility and may decline significantly in market downturns.

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FUND PERFORMANCE

The bar chart shows how the performance of the Class N shares of the Fund has varied from year to year over the periods shown. Class N shares and Class I shares are invested in the same portfolio of securities, so the annual returns would differ only to the extent that the classes have different expenses. The annual returns of the Class I shares would be higher than the returns of the Class N shares due to 12b-1 fees paid by Class N shares. This information may help illustrate the risks of investing in the Fund. The Fund makes updated performance information available on the Fund’s website, www.astonfunds.com, or by calling 800-992-8151. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Class N Shares

Calendar Year Total Return

The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of a broad-based securities market index.

Average Annual Total Returns

(For the periods ended December 31, 2012)

	ASTON/LMCG Small Cap Growth Fund
	1 Year	Since Inception
Class N Shares (Inception 11/03/10):
Return Before Taxes	24.18%	9.09%
Return After Taxes on Distributions	21.31%	7.92%
Return After Taxes on Distributions and Sale of Fund Shares	16.07%	7.16%
Class I Shares (Inception 6/1/11):
Return Before Taxes	24.43%	(1.43)%
Russell 2000 Growth Index (Reflects no deduction for taxes, expenses or fees. Index return since inception for Class N shares is computed from October 31, 2010. Index return for Class I shares, since inception, computed from 05/31/11, is 0.16%.)	14.59%	10.81%

As of February 28, 2013, the Fund changed its name from ASTON Small Cap Growth Fund to ASTON/LMCG Small Cap Growth Fund. As of February 17, 2012, the Fund changed its name from ASTON/Crosswind Small Cap Growth Fund to ASTON Small Cap Growth Fund and Lee Munder Capital Group, LLC (“LMCG” or the “Subadviser”)) became the subadviser. Performance prior to that date reflects the performance of a previous subadviser. However, Mr. Morey has served as the Fund’s portfolio manager since its inception.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class N shares. After-tax returns for Class I shares will vary.

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MANAGEMENT

Aston Asset Management, LP serves as the investment adviser to the Fund. LMCG serves as the subadviser to the Fund.

Mr. Andrew Morey, CFA, lead portfolio manager for LMCG’s small-and small/mid-cap investment strategies, has served as the Fund’s Portfolio Manager since the Fund’s inception in November 2010.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (Aston Funds, P.O. Box 9765, Providence, RI 02940), wire transfer, online access (www.astonfunds.com), or by telephone (800-992-8151). Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N - Regular Accounts	$2,500	$50
Individual Retirement Accounts (IRAs)	$500	$50
Education Savings Accounts (ESAs)	$500	$50
Custodial Accounts for Minors (UGMA/UTMA)	$500	$50
Class I - Institutional Accounts	$1 Million	$50

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information Regarding Investment Strategies

The Fund’s non-fundamental investment policies may be changed by the Board of Trustees without shareholder approval. The Fund has adopted a non-fundamental investment policy of investing at least 80% of its assets in the type of investments suggested by its name in accordance with Rule 35d-1 of the Investment Company Act of 1940, as amended (“the 1940 Act”). Pursuant to such rule, shareholders will receive at least 60 days’ notice of a change in such policy.

The Fund generally intends to purchase securities for long-term investment. However, the Fund may at times purchase securities in anticipation of relatively short-term gains. The Fund may trim its position in a security or eliminate a security from its portfolio for various reasons, including in connection with the Fund’s liquidity requirements, as a result of the security having reached a target price ratio or yield objective determined by the Subadviser, the Subadviser’s loss of confidence in the company’s management, the Subadviser’s belief that another security offers a better opportunity, or by reason of an unforeseen economic or other development. The Fund may also sell a security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in securities prices.

In addition to the principal investment strategies described in the Fund Summary, there may be times when the Fund uses secondary investment strategies in seeking to achieve its investment objective. Information regarding such secondary strategies, as well as additional information regarding certain principal strategies (as designated by an asterisk), is shown below.

Defensive Strategy

There may be times when the Fund takes temporary positions that may not follow its principal investment strategies for defensive reasons. This includes investing all or a portion of its total assets in cash or cash equivalents, such as money market securities and repurchase agreements. Although the Fund would do this in seeking to avoid losses, following a defensive strategy could reduce the benefit from any market upswings.

Depositary Receipts of Foreign Securities

Depositary receipts represent ownership of securities in foreign companies and are held in banks and trust companies. They can include American Depositary Receipts (“ADRs”), which are traded on U.S. exchanges and are U.S. dollar-denominated, European Depositary Receipts (“EDRs”), which are traded on European exchanges and may not be denominated in the same currency as the security they represent, and Global Depositary Receipts (“GDRs”), which are issued globally and evidence a similar ownership arrangement.

Although ADRs, EDRs and GDRs do not eliminate the risks inherent in investing in the securities of foreign issuers, which include market, political, currency and regulatory risk, by investing in ADRs, EDRs or GDRs rather than directly in securities of foreign issuers, the Fund may avoid currency risks during the settlement period for purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, in which standards are more uniform and more exacting than those to which many foreign issuers may be subject. The Fund may invest in ADRs sponsored or unsponsored by the issuer of the underlying security. In the case of an unsponsored ADR, the Fund may bear higher expenses and encounter greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

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Additional Information (cont’d)

Equity Securities*

Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their values may increase with the value of the issuer’s business. Types of equity securities include common stocks, preferred stocks, warrants and rights, convertible securities and other securities that represent underlying local shares, such as depositary receipts.

ETFs

An ETF is an investment company that seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. ETFs are traded on a securities exchange based on their market value. When a Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses, including operating, registration, trustee, licensing and marketing, as well as their share of the Fund’s fees and expenses.

REITs

REITs are generally publicly traded entities that invest in office buildings, apartment complexes, industrial facilities, shopping centers and other commercial spaces. REITs are pooled investment vehicles that typically invest directly in real estate, in mortgages and loans collateralized by real estate, or in a combination of the two. Equity REITs invest primarily in real estate that produces income from rentals. Mortgage REITs invest primarily in mortgages and derive their income from interest payments. REITs usually specialize in a particular type of property and may concentrate their investments in particular geographical areas. REITs issue stocks and most REIT stocks trade on the major stock exchanges or over-the-counter.

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Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information (“SAI”) and on our website at www.astonfunds.com.

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Investment Terms

The following is a list of terms with definitions that you may find helpful as you read this prospectus.

American Depositary Receipts (ADRs). ADRs represent ownership of securities in foreign stock and are issued by U.S. banks and trust companies. ADRs are denominated in U.S. dollars and are traded on a U.S. exchange.

Bottom-Up Investing. Bottom-up investing is an investing approach in which securities are researched and chosen individually with less consideration given to economic or market cycles.

Diversification. Diversification is the practice of investing in a broad range of securities to reduce risk.

Equity Securities. Equity securities are ownership interests in corporations and other entities, such as common stocks, preferred stocks, convertible securities, rights and warrants.

European Depositary Receipts (EDRs). EDRs represent ownership of securities in foreign stock and are issued by a foreign bank. EDRs are generally denominated in foreign currencies and may not be denominated in the same currency as the securities they represent. Generally, EDRs are designed for use in the foreign securities markets.

Exchange-Traded Fund (ETF). An ETF is an investment company that seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index.

Expense Ratio. A fund’s expense ratio is its cost of doing business, expressed as a percentage of its net assets and disclosed in a prospectus.

Fundamental Analysis. Fundamental analysis involves assessing whether a particular stock or group of stocks is undervalued or overvalued at its current market price based on an analysis of the balance sheet and income statement of the company. Fundamental analysis considers various historical financial statistics or metrics such as return on equity, free cash flow, price-to-earnings ratio, and similar measures to determine future trends in a company’s stock.

Global Depositary Receipts (GDRs). GDRs represent ownership of securities in foreign stock and are issued by a foreign bank. GDRs are generally denominated in foreign currencies and may not be denominated in the same currency as the securities they represent. Generally, GDRs are designed for use in the foreign securities markets.

Growth Style Investing. Growth style investing involves buying stocks of companies that are generally industry leaders with above-average, sustainable growth rates. Typically, growth stocks are the stocks of the fastest growing companies in the most rapidly growing sectors of the economy. Growth stock valuation levels (e.g., price-to-earnings ratio) will generally be higher than those of value stocks.

Investment Objective. A fund’s investment objective is the goal that an investor and a mutual fund seek together. Examples include current income, total return, long-term capital growth, etc.

Issuer. An issuer is a company, municipality or government agency that issues a security, such as a stock, bond or money market security.

Management Fee. The management fee is the amount that a mutual fund pays to the investment adviser for its services.

Market Capitalization. Market capitalization is the value of a corporation or other entity as determined by the market price of its securities.

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Investment Terms (cont’d)

Mid-Cap Stocks. Mid-cap stocks are stocks issued by mid-sized companies. Unless otherwise defined by the Fund, a mid-cap company is defined as one with a market capitalization between $1.5 billion and $5 billion, which is similar to the range of the Standard & Poor’s MidCap 400 Index (S&P 400).

Mutual Fund. A mutual fund is an investment company that stands ready to buy back its shares at their current net asset value. Most mutual funds continuously offer new shares to investors.

Net Asset Value (NAV). The NAV is the per share value of a mutual fund, found by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once a day.

Real Estate Investment Trusts (REITs). REITs are pooled investment vehicles that typically invest directly in real estate, in mortgages and loans collateralized by real estate, or in a combination of the two.

Risk/Reward Trade-Off. Risk/reward trade-off is the principle that an investment must offer higher potential returns as compensation for the likelihood of increased volatility.

Small-Cap Stocks. Small-cap stocks are stocks issued by smaller companies. Unless otherwise defined by the Fund, a small-cap company is defined as one with a market capitalization of less than $1.5 billion, which approximates the size of the largest company in the Russell 2000 Index.

12b-1 Fee. A 12b-1 fee is a mutual fund fee, named for the SEC rule that permits it, used to pay for distribution costs (such as advertising and commissions paid to dealers) and shareholder services. If a fund has a 12b-1 fee, it is found in the fee table of its prospectus. (See “Distribution and Services Plan 12b-1 Fees” in the “Shareholder Information” Section.)

Yield. Yield is a measure of net income (dividends and interest) earned by the securities in a fund’s portfolio, less a fund’s expenses, during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified day.

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Management of the Fund

INVESTMENT ADVISER

ASTON ASSET MANAGEMENT, LP

Aston Asset Management, LP (“Aston” or the “Adviser”), 120 N. LaSalle Street, 25th Floor, Chicago, Illinois 60602, is the investment adviser to the Fund. Aston is a majority-owned and independently managed indirect subsidiary of Affiliated Managers Group, Inc. (“AMG”). More information on AMG is available in the SAI. Aston was formed in April 2006 and as of December 31, 2012, Aston had approximately $11.5 billion in assets under management.

Aston provides investment advisory, mutual fund administration and distribution-related services to Aston Funds. Aston manages the Fund by selecting one or more other investment managers to manage the Fund’s portfolio on a subadvisory basis. Aston is responsible for identifying and selecting the Fund’s investment managers, monitoring the performance of such managers, and terminating managers. Aston manages the Fund by engaging LMCG as Subadviser to manage the Fund’s investments.

The SEC has granted an exemptive order to Aston and Aston Funds that allows Aston to allocate and reallocate the assets of the Fund between and among any subadvisers so selected pursuant to a ‘‘manager-of-managers’’ structure. Under this structure, Aston has the authority to retain and terminate subadvisers, engage new subadvisers and make material revisions to the terms of the subadvisory agreements subject to the approval of the Board of Trustees, but not shareholder approval.

GENERAL

As the investment adviser to the Fund, Aston is paid an annual management fee based on the average daily net assets of the Fund. Out of its fee, Aston pays the Subadviser of the Fund. For its advisory services, Aston is entitled to receive a management fee from the Fund at an annual rate of 1.00% based on the average daily net assets. The investment advisory agreement with Aston may be terminated at any time by the Fund or by Aston upon 60 days’ written notice to the other party. The Fund may effect termination by an action of the Board of Trustees or by a vote of a majority of the Fund’s outstanding voting securities.

A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s investment advisory agreement and subadvisory agreement will be included in the Fund’s next annual or semi-annual report to shareholders following such approval.

SUBADVISER

The accompanying information highlights the Fund’s Subadviser and its portfolio manager.

Lee Munder Capital Group, LLC, 200 Clarendon Street, 28th Floor, Boston, MA 02116, was founded in August 2000. LMCG is majority-owned by Convergent Capital Management, LLC. As of December 31, 2012, LMCG had assets of approximately $5.0 billion under management.

PORTFOLIO MANAGER

Andrew Morey, CFA, has served as the Fund’s Portfolio Manager since the Fund’s inception in November 2010. Mr. Morey, portfolio manager for LMCG’s Small-and Small/Mid-Cap Growth investment strategies, joined LMCG in February 2012. Mr. Morey has 20 years of investment management experience and prior to joining LMCG, he served as portfolio manager at Crosswind Investments, LLC for Crosswind’s Small-and Small/Mid-Cap investment strategies. Previously, Mr. Morey was the founder and a portfolio manager of Tartan Partners, LLC from 2005 to 2007. Prior to Tartan Partners, Mr. Morey worked at State Street Research & Management as a portfolio manager, and at Gabelli & Co. as a research analyst. Mr. Morey holds the Chartered Financial Analyst designation.

Additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities of the Fund is available in the SAI.

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Management of the Fund (cont’d)

LMCG Small Cap Growth Related Performance

The following tables show the performance of LMCG‘s small-cap growth composite. The composite is comprised of all fully discretionary accounts in LMCG’s small-cap U.S. growth equity strategy (the “Strategy”), excluding the Fund. As of December 31, 2012, the composite was comprised of 3 accounts with assets of $37 million. The investment objective, policies and strategies of the Fund are substantially similar to those of the accounts comprising the composite.

The performance of the composite does not represent the historical performance of the Fund and should not be considered indicative of future performance of the Fund.

Effective January 2012, the portfolio manager of the composite joined LMCG. Performance for periods prior to February 2012 represent the performance that occurred while the portfolio manager was at a prior firm and not the historical results of LMCG, and there is no assurance that similar results will be achieved at LMCG. Results may differ because of, among other factors, differences in brokerage commissions, account expenses including management fees, the size of positions taken in relation to account size, diversification of the portfolio, timing of purchases and sales and availability of cash for new investment. The Fund has been advised that, as the lead portfolio manager of the Strategy at his prior firm, Mr. Morey had full discretionary authority over the selection of investments for accounts comprising the composite and no other person played a significant role in the investment decision-making process.

An independent third party, whose primary function is the verification of performance data for compliance with Global Investment Performance Standards (GIPS®) conducted a review of the track record for compliance with GIPS®. The prior firm has a written agreement with LMCG allowing its use of the performance history and supporting records.

The performance of the separate accounts presented below is not calculated using the same methodology as that which is prescribed for performance calculations used by registered investment companies. The net-of-fee returns below are calculated by deducting the standard fees, representing the highest investment management fees for the Strategy from the accounts’ gross returns. In addition, the separate accounts for which performance is presented are not subject to the same type of expenses as the Fund. If the Fund’s fees and expenses had been used in calculating the composite’s performance, the performance of the composite would have been lower.

In addition, the accounts comprising the composite are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”), which if applicable, may have adversely affected the performance results of the composite. The results for different products may vary.

Total Return

Calendar Year end	LMCG Small Cap Growth Composite	Russell 2000 Growth Index
2012	23.68%	14.59%
2011	(9.37)%	(2.91)%
2010	32.60%	29.09%
2009	51.79%	34.47%
2008	(34.01)%	(38.54)%

Average Annual Total Return

(For the periods ended December 31, 2012)

Period	LMCG Small Cap Growth Composite	Russell 2000 Growth Index
One Year	23.68%	14.59%
Five Year	8.29%	3.49%
Since Inception(a)	8.29%	3.49%

(a) Since Inception return is computed from 12/31/07.

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Shareholder Information

OPENING AN ACCOUNT

•	Read this prospectus carefully.
•	Determine how much you want to invest. The minimum initial and subsequent investment requirements for the applicable class of the Fund are as follows:

Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N - Regular Accounts	$2,500	$50
Individual Retirement Accounts (IRAs)	$500	$50
Education Savings Accounts (ESAs)	$500	$50
Uniform Gift to Minor Accounts/Uniform Transfer to Minor Accounts (UGMA/UTMA)	$500	$50
Class I - Institutional Accounts	$1 Million	$50

•	Minimum initial investment requirements may be waived:
-	For trustees of Aston Funds, employees of Aston, Aston’s employees’ spouses, employees of LMCG, LMCG’s employees’ spouses, and affiliates of Aston.
-	By means of a “letter of intent” from an investor or financial adviser/consultant expressing intent to purchase shares over a specified period of time to meet the minimum investment requirement (Class I only).
-	For certain omnibus accounts, mutual fund advisory platforms and registered investment advisors, banks, trust companies or similar financial institutions investing for their own accounts or for the accounts of their clients or customers for whom such institution is exercising investment discretion, or otherwise acting on behalf of clients or customers.
-	For individual accounts of a financial intermediary that charges an ongoing fee to its customers for its services or offers Fund shares through a no-load network or platform, and for accounts invested through fee-based advisory accounts, certain “wrap” programs and similar programs with approved financial intermediaries.
-	By Aston Funds at its discretion.

•	Balances within the same Fund may be aggregated to meet the Class I minimum initial investment requirements for the accounts of:
-	Clients of a financial adviser/consultant or clients of a financial intermediary that acts in an advisory capacity.
-	Immediate family members (i.e., an individual’s spouse, parents, children, siblings and in-laws).
-	A corporation or other legal entity.

•	Complete the account application and carefully follow the instructions. If you have any questions, please call 800-992-8151. Remember to complete the “Purchase, Exchange and Redemption Authorization” section of the account application to establish your account privileges, and to avoid any delay and inconvenience of needing to request these in writing at a later date.
•	Purchase, exchange and redemption requests (each an “Investment Request”) must be in “good order.” Investment Requests received in “good order” and processed before the New York Stock Exchange (the “NYSE”) market close, typically 4:00 p.m. Eastern Time (“ET”), receive that business day’s closing NAV. Investment Requests received after that time receive the following business day’s NAV.
•	An Investment Request received that is not in “good order” will receive the NAV on the date the Investment Request is received in “good order.”

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Shareholder Information (cont’d)

An Investment Request is in “good order” when:

•	The account number and Fund name are included;
•	The amount of the transaction is specified in dollars or shares;
•	Signatures of all owners appear exactly as they are registered on the account in original form, as photocopies are not acceptable;
•	Any required Medallion Signature Guarantees are included; and
•	Other supporting legal documents (as necessary) are present, including such “Requirements for Written Requests” as described later in this “Shareholder Information” Section.

Make your initial investment using the following table as a guideline. If your Investment Request is your initial purchase into the Fund, your account number will be assigned to you upon the Fund’s receipt of the Investment Request in “good order.”

TO OPEN AN ACCOUNT	TO ADD TO AN ACCOUNT ($50 MINIMUM)
Buying Shares Through Your Financial Representative
¡ Your financial representative is responsible for transmitting the order promptly.	¡ Your financial representative is responsible for transmitting the order promptly.
Buying Shares By Mail: Aston Funds ■ P.O. Box 9765 ■ Providence, RI 02940 Buying Shares Via Overnight Delivery: Aston Funds ■ 4400 Computer Drive ■ Westborough, MA 01581

¡   Complete and sign your application.

¡   We accept checks, bank drafts and money orders for purchases. Checks must be drawn on U.S. banks. There is a charge of a minimum of $20 for returned checks. Please see “Other Features” later in this “Shareholder Information” Section.

¡   Make checks payable to Aston Funds and mail them to the address listed above.

¡   We do not accept cash travelers checks, temporary checks, post-dated checks, credit card courtesy checks or second/third party checks (which are checks made payable to someone other than the Fund, including you).

¡   If you anticipate the need to make subsequent trades via telephone or via bank transfer (wire transfer or ACH transfer), please indicate that in the “Purchase, Exchange and Redemption Authorizations” section of your account application.

¡   If you have indicated on your account application that you intend to make trades in your account via ACH bank transfer, please verify that your bank or credit union is a member of the ACH (Automated Clearing House).

¡   Return the investment slip from a statement with your check in the envelope provided and mail to us at the above address.

¡   We accept checks, bank drafts, money orders, wires and ACH for purchases. Checks must be drawn on U.S. banks. There is a charge of a minimum of $20 for returned checks. Please see “Other Features” later in this “Shareholder Information” Section.

¡   Make checks payable to Aston Funds and mail them to the address listed above.

¡   We do not accept cash, travelers checks, temporary checks, post-dated checks, credit card courtesy checks or second/third party checks (which are checks made payable to someone other than the Fund, including you).

¡   For purchases via bank wire transfer or ACH transfer, give the following wire/ACH information to your bank:

The Bank of New York Mellon

ABA #011001234

For: Aston Funds

A/C 0000733296

FBO “Aston Fund Number”

“Your Account Number”

“Your Name”

¡   For your protection, our current Internet capabilities allow Class N and Class I shareholders to check balances and transfer monies only between Aston Funds in the same class. Please contact us via mail with a signed letter of instruction for all other changes to your account.

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Shareholder Information (cont’d)

TO OPEN AN ACCOUNT	TO ADD TO AN ACCOUNT ($50 MINIMUM)
Buying Shares By Phone: 800-992-8151
¡ You cannot open an account over the phone.

¡   When you are ready to add to your account, call Aston Funds and tell the representative the Fund name, account number, the name(s) in which the account is registered and the amount of your investment.

¡   To place your request with an Investor Services Associate, call between 9:00 a.m. and 7:00 p.m. ET, Monday-Friday.

¡   Trade authorizations via telephone or via bank must be valid and on file, as indicated on the “Purchase, Exchange and Redemption Authorizations” section of your account application.

¡   For purchases via bank wire or ACH transfer, instruct your bank to wire or ACH transfer the amount of your investment and provide your bank with the below information. Your bank may charge a fee for wire or ACH transfers:

The Bank of New York Mellon

ABA #011001234

For: Aston Funds

A/C 0000733296

FBO “Aston Fund Number”

“Your Account Number”

“Your Name”

Buying Shares By Internet: www.astonfunds.com

(Class N shares only*)

¡   To open a new account you’ll need to provide bank account information plus the social security number and date of birth for each account owner and beneficiary.

¡   Open an account online by completing the Aston Funds online account application.

or

Class N and Class I shares)

¡   Download the appropriate account application(s) from the website. Complete and sign the application(s). Make your check payable to Aston Funds and mail it to the address under “By Mail” above.

¡   Complete the “Purchase, Exchange and Redemption Authorization” section of your account application.

¡   Self-register for online account access at www.astonfunds.com. Your social security number or employer identification number, account number and other security validating information will be required for registration.

¡   When you are ready to add to your account, access your account through Aston Funds’ website and enter your purchase instructions in the secure area for shareholders only called “Shareholder Account Access.” ACH purchases on the Internet may take 3 or 4 business days.

¡   For your protection, our current Internet capabilities allow Class N and Class I shareholders to check balances and transfer monies only between Aston Funds in the same class. Please contact us via mail with a signed letter of instruction for all other changes to your account.

*Class I shares are not eligible for the establishment of new accounts through the Aston Funds website.

The Fund or its agents will not be responsible for any unauthorized telephone or online order when reasonable procedures designed to verify the identity of the investor are followed.

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Shareholder Information (cont’d)

Other Aston Funds and share classes may be available through separate prospectuses. Please call 800-992-8151 for more information.

EXCHANGING SHARES

When you exchange your shares, you authorize the sale of your shares in one fund to purchase shares of another fund. In other words, you are requesting a sale and then a purchase. The exchange of your shares may be a taxable event for federal income tax purposes if the shares are not held in a tax-deferred account and may subject you to a redemption fee. After you have opened an account with us, you can exchange your shares within Aston Funds to meet your changing investment goals or other needs. This privilege is not designed for frequent trading (which may subject you to a redemption fee) and may be difficult to implement in times of drastic market changes.

You can exchange shares from one Aston Fund to another within the same class of shares. All exchanges to open new accounts must meet the minimum initial investment requirements. Exchanges may be made by mail, through the Internet or by phone at 800-992-8151 if you chose this option when you opened your account.

In addition, the Aston Money Market Fund – Bedford Shares of the Money Market Portfolio of The RBB Fund, Inc. offered in connection with the Aston Funds (the “Aston Money Market Fund”) is available as an exchange option for shareholders of the Aston Funds Class N shares. The Aston Money Market Fund prospectus, including applicable investment minimums, is available by contacting Aston Funds by mail, through the Internet or by phone at 800-992-8151. Please read the Aston Money Market Fund prospectus carefully before investing.

For federal income tax purposes, each exchange into a different fund is treated as a sale and a new purchase. As a result, an investor holding shares in a non-tax-deferred account is generally subject to federal income tax on any appreciation on the shares exchanged.

Aston Funds reserves the right to limit, impose charges upon, terminate or otherwise modify the exchange privilege by sending written notice to shareholders. All exchange requests must be in “good order.”

Aston Funds may allow eligible shareholders to convert their shares between classes within the same Fund, for example from Class I to Class N or vice versa, if offered in the shareholder’s state of residence. No sales charges or other charges will apply to any such exchange. For federal income tax purposes, a same-fund exchange is not expected to result in the recognition by the investor of a capital gain or loss.

SELLING/REDEEMING SHARES

You can sell your shares to meet your changing investment goals or other needs. All redemption requests must be in “good order.” The following table shows guidelines for selling shares.

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Shareholder Information (cont’d)

APPLIES TO	TO SELL SOME OR ALL OF YOUR SHARES
Selling Through Your Financial Representative
¡ All share classes and accounts of any type.	¡ Your financial representative is responsible for transmitting the order promptly.
Selling Shares By Mail: Aston Funds ■ P.O. Box 9765 ■ Providence, RI 02940 Selling Shares Via Overnight Delivery: Aston Funds ■ 4400 Computer Drive ■ Westborough, MA 01581

¡   All share classes and accounts of any type.

¡   For sales or redemptions of any size please see the “Medallion Signature Guarantees” Section, later in this “Shareholder Information” Section, to determine if a Medallion Signature Guarantee is required for your transaction.

¡   Write and sign a letter of instruction indicating the Fund name, Fund number, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

¡   Include all signatures and any additional documents that may be required. Signatures must be in original form, as photocopies are not accepted. Please see “Selling Shares in Writing” later in this “Shareholder Information” Section).

¡   Mail to us at the address above.

¡   A check will be mailed to the name(s) and address in which the account is registered. If you would like the check mailed to a different address, you must write a letter of instruction and have it Medallion Signature Guaranteed.

¡   Proceeds may also be sent by wire or ACH. Please see “Other Features” later in this “Shareholder Information” Section.

Selling Shares By Phone: 800-992-8151
¡ Class N and Class I non-retirement accounts. ¡ Sales of up to $50,000 (for accounts with telephone account privileges).

¡   For automated service 24 hours a day using your touch-tone phone, call 800-992-8151.

¡   To place your request with an Investor Services Associate, call between 9:00 a.m. and 7:00 p.m. ET, Monday-Friday.

¡   A check will be mailed to the name(s) and address to which the account is registered. If you would like the check to be mailed to a different address, you must write a letter of instruction and have it Medallion Signature Guaranteed.

¡   Proceeds may also be sent by wire or ACH. Please see “Other Features” later in this “Shareholder Information” Section.

¡   The Fund reserves the right to refuse any telephone sales request and may modify the procedures at any time. The Fund makes reasonable attempts to verify that telephone instructions are genuine, but you are responsible for any loss that you may incur from telephone requests.

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Shareholder Information (cont’d)

APPLIES TO	TO SELL SOME OR ALL OF YOUR SHARES
Selling Shares By Internet: www.astonfunds.com
¡ Class N and Class I non-retirement accounts.

¡   Complete the “Purchase, Exchange and Redemption Authorization” section of your account application.

¡   Self-register online for account access at www.astonfunds.com. Your social security number or employer identification number, account number and other security validating information will be required for registration.

¡   When you are ready to redeem a portion of your account, access your account through Aston Funds’ website and enter your redemption instructions in the secure area for shareholders only called “Shareholder Account Access.” A check for the proceeds will be mailed to you at your address of record.

¡   Proceeds may also be sent by wire or ACH. Please see “Other Features” later in this “Shareholder Information” Section.

The Fund or its agents will not be responsible for any unauthorized telephone or online order when reasonable procedures designed to verify the identity of the investor are followed.

Selling Shares in Writing

In certain circumstances, you must make your request to sell shares in writing. You may need to include a Medallion Signature Guarantee (which protects you against fraudulent orders) and additional items with your request, as described in the following Medallion Signature Guarantee section.

Medallion Signature Guarantees

¡We require Medallion Signature Guarantees if:

¡Your address of record has changed within the past 30 days;

¡You are selling more than $50,000 worth of shares; or

¡You are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s) or other than by wire or ACH sent to the bank account of the registered owner(s).

¡What is a Medallion Signature Guarantee?

A Medallion Signature Guarantee verifies the authenticity of your signature and may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in a Medallion Program recognized by the Securities Transfer Association.

Medallion Signature Guarantees help ensure that major transactions or changes to your account are in fact authorized by you. For example, we require a Medallion Signature Guarantee on written redemption requests for more than $50,000. The three recognized Medallion Programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

A notary public stamp or seal cannot be substituted for a Medallion Signature Guarantee.

ASTON/LMCG Small Cap Growth Fund | 19

Shareholder Information (cont’d)

Seller	Requirements for Written Requests
Owners of individual, joint, sole proprietorship, UGMA/UTMA, or general partner accounts

•   Letter of instruction

•   On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered, must be in original form, as photocopies are not accepted

•   Medallion Signature Guarantee, if applicable (see above)

Owners of corporate or association accounts

•   Letter of instruction

•   On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered, must be in original form, as photocopies are not accepted

•   Medallion Signature Guarantee, if applicable (see above)

Owners or trustees of trust accounts

•   Letter of instruction

•   On the letter, the signature of the trustee(s) must be in original form, as photocopies are not accepted

•   If the names of all trustees are not registered on the account, a copy of the trust document certified within the past 12 months

•   Medallion Signature Guarantee, if applicable (see above)

Joint tenancy shareholders whose co-tenants are deceased

•   Letter of instruction signed by the surviving tenant must be in original form, as photocopies are not accepted

•   Certified copy of death certificate

•   Medallion Signature Guarantee, if applicable (see above)

Executors of shareholder estates

•   Letter of instruction signed by executor must be in original form, as photocopies are not accepted

•   Certified copy of order appointing executor

•   Medallion Signature Guarantee, if applicable (see above)

Administrators, conservators, guardians and other sellers or account types not listed above	• Call 800-992-8151 for instructions • Medallion Signature Guarantee, if applicable (see above)
IRA accounts	• IRA distribution request form completed and signed. Call 800-992-8151 for a form, or download a form from our website, www.astonfunds.com.

In addition to the situations described above, Aston Funds may require Medallion Signature Guarantees in other circumstances based on the amount of the redemption request or other factors.

Other Features

The following other features are also available to buy and sell shares of the Fund.

Wire. To purchase and sell shares via the Federal Reserve Wire System:

•	You must authorize Aston Funds to honor wire instructions before using this feature. Complete the appropriate section on the application when opening your account or call 800-992-8151 to add the feature after your account is opened. Call 800-992-8151 before your first use to verify that this feature is set up on your account.
•	To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.

For accounts with existing wire instructions, wire redemptions may be placed over the phone. Consult your banking institution for any fees it may charge associated with wire transfers. Any changes made to existing wire instructions will only be accepted with a Medallion Signature Guaranteed letter of instruction.

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Shareholder Information (cont’d)

Automated Clearing House (ACH). To transfer money between your bank account and your Aston Funds account(s):

•	You must authorize Aston Funds to honor ACH instructions before using this feature. Complete the appropriate section on the application when opening your account or call 800-992-8151 to add the feature after your account is opened. Call 800-992-8151 before your first use to verify that this feature is set up on your account.
•	Most transfers are completed within three business days of your call. ACH purchases will receive the NAV calculated on the day the money is received.
•	There is no fee to your mutual fund account for this transaction.

Redemptions in Kind

The Fund has elected, under Rule 18f-1 under the 1940 Act, as amended, to pay sales proceeds in cash up to $250,000 or 1% of the Fund’s total value, whichever is less, during any 90-day period to any one shareholder.

Larger redemptions may be detrimental to existing shareholders. While we intend to pay all sales proceeds in cash, we reserve the right to make higher payments to you in the form of certain marketable securities of the Fund. This is called “redemption in kind.” You may need to pay certain sales charges related to a redemption in kind, such as brokerage commissions, when you sell the securities. For shares that are not held in a tax deferred account, redemptions in kind are taxable events for federal income tax purposes in the same manner as when the sales proceeds are paid in cash.

Involuntary Redemptions

To reduce expenses, we may convert your Fund position(s), redeem your Fund position(s) and/or close your Fund position(s) if the balance in your Fund position(s) falls below the required investment minimum due to transaction activity or for any other reason. We may convert your position(s) in Class I shares of the Fund to the respective Class N shares of the Fund, if applicable. Unless you did not meet the minimum initial investment, we will give you 30 days’ notice before we convert, redeem, or close your Fund position(s). This gives you an opportunity to purchase enough shares to raise the value of your Fund position(s) above the applicable minimum initial investment. We will not redeem or close Fund position(s) in IRAs, Education Savings Accounts, custodial accounts for minors, or active Automatic Investment Plans because they do not meet the applicable minimum investment requirement. We may close Fund position(s) in IRAs, Education Savings Accounts, custodial accounts for minors, or active Automatic Investment Plans due to insufficient information as it relates to customer identification procedures. If these account types are invested in Class I shares below the required minimum investment, we may convert the Fund position(s) to the Class N. Additionally, we will not convert Class I accounts where there is an effective “letter of intent.” Redemption fees will not be assessed on involuntary redemptions or involuntary conversions.

TRANSACTION POLICIES

Calculating Share Price

When you buy, exchange, or sell shares, the NAV next determined is used to price your purchase or sale. The NAV for each share class of the Fund is determined each business day at the close of regular trading on the NYSE (typically 4:00 p.m. ET) by dividing the net assets of the class by the number of its shares outstanding. Currently, the Fund observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Generally, securities are priced using market quotes or, for debt securities, evaluated prices obtained from independent pricing services. If market quotations are not available or are deemed unreliable, securities are valued at fair value as determined by the Adviser in accordance with guidelines adopted and periodically reviewed by the Board of Trustees. These circumstances may arise, for instance, when trading in a security is suspended, the exchange or market on which a security is

ASTON/LMCG Small Cap Growth Fund | 21

Shareholder Information (cont’d)

traded closes early, or the trading volume in a security is limited, calling into question the reliability of market quotations. In such a case, the Fund’s value for a security may be different from the last quoted market price. Fair value pricing for certain types of securities in which the Fund may invest, including prices received from pricing services, is inherently a process of estimates and judgments. Changes in the value of portfolio investments priced at fair value may be less frequent and of greater magnitude than changes in the price of securities that trade frequently in the market place, resulting in potentially greater net asset value volatility. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the value realized upon such security’s sale. Since 2008, certain segments of the mortgage-backed securities market, in particular, have been volatile and difficult to value.

Quotations of foreign securities denominated in foreign currency are converted to U.S. dollar equivalents using foreign exchange quotations received from independent dealers. Events affecting the values of portfolio securities that occur between the time when their prices are determined and the close of regular trading on the NYSE may not be reflected in the calculation of NAV. If events materially affecting the value of such securities occur during such period, then these securities may be valued at fair value as determined by the Adviser in accordance with guidelines adopted by the Aston Funds Board of Trustees.

The Fund may invest in certain securities which are primarily listed on foreign exchanges that trade on weekends and other days when the Fund does not price its shares. Therefore, the value of the Fund’s holdings may change on days when you will not be able to purchase or redeem its shares.

In addition, changes in values in the U.S. market subsequent to the close of a foreign market may affect the values of securities traded in the foreign market. Under the Fund’s fair value pricing policies, the values of foreign securities may be adjusted from their last closing prices if such movements in the U.S. market exceed a specified threshold. As a result of the foregoing, it is possible that fair value prices will be used by the Fund to a significant extent. The Fund has retained an independent statistical fair value pricing service to assist in the fair valuation of securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which Fund shares are priced.

Execution of Requests

The Fund is open on each business day that the NYSE is open for trading. The NYSE is not open on weekends or national holidays. Investment requests are executed at the NAV next calculated after Aston Funds or an authorized broker or designee receives your mail, telephone or Internet request in “good order.” Purchase orders and redemption requests must be received by the close of regular trading on the NYSE (typically 4:00 p.m. ET) for same day processing. On days when the Federal Reserve Cash Settlement System closes earlier than normal, these times may be accelerated. Sales proceeds are normally sent the next business day, but are always sent within seven days of receipt of a request in “good order.” Brokers and their authorized designees are responsible for forwarding purchase orders and redemption requests to the Fund.

Shares of the Fund can also be purchased through broker-dealers, banks and trust departments that may charge you a transaction or other fee for their services. These fees are not charged if you purchase shares directly from Aston Funds.

The Fund may be required to “freeze” or redeem your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

Aston Funds reserves the right to:

•	Refuse any purchase or exchange of shares if it could adversely affect the Fund or its operations;
•	Suspend the offering of Fund shares;

ASTON/LMCG Small Cap Growth Fund | 22

Shareholder Information (cont’d)

•	Change the initial and additional investment minimums or waive these minimums for any investor;
•	Delay sending you your sales proceeds for up to 15 days if you purchased shares by check. A charge of a minimum of $20 will be assessed if any check used to purchase shares is returned; and
•	Change, withdraw or waive various services, fees and account policies.

Customer Identification Program

Federal law requires Aston Funds to obtain, verify and record identifying information for each investor who opens or reopens an account with Aston Funds. An investor may be an individual or a person other than an individual (such as a corporation, partnership or trust). Such identifying information may include the name, residential or business street address, principal place of business, local office or other physical location (for a person other than an individual), date of birth (for an individual), social security or taxpayer identification number or other identifying information. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law and its customer identification program, Aston Funds reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in Aston Funds or to involuntarily redeem an investor’s shares at the current share price and close an account in the event that an investor’s identity is not verified within 90 days regardless of the type of account. This may cause shares in the investor’s account to be redeemed at a loss. You may be subject to taxes if Aston Funds liquidates your account due to insufficient information as it relates to customer identification procedures. Aston Funds and its agents will not be responsible for any loss or adverse tax effect in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

Short-Term and Excessive Trading

The Fund is designed for long-term investors. The Fund discourages and does not knowingly accommodate short-term and excessive trading. Such trading increases brokerage and administrative costs, may result in increased taxable gains to remaining shareholders and may disrupt portfolio management. For example, the Fund may be unable to effectively invest the proceeds from certain purchase or exchange requests under certain market conditions or may incur losses on the sale of investments. These risks may be more pronounced for the Fund if it invests in securities that are more difficult to value or that are susceptible to pricing arbitrage (e.g., foreign securities, high yield securities and small cap securities). Thus, such trading may negatively impact the Fund’s NAV and result in dilution to long-term shareholders.

In an effort to protect long-term shareholders, Aston Funds’ Board of Trustees has adopted policies and procedures that seek to deter short-term trading and excessive trading and to detect such trading activity at levels that may be detrimental to the Fund. In addition, the Fund has adopted certain fair valuation practices intended to protect the Fund from time zone arbitrage with respect to foreign securities and other trading practices that seek to exploit stale prices. In accordance with these policies and procedures, the Fund reserves the right to:

•	Reject any purchase, including exchange purchases that could adversely affect the Fund or its operations.
•	Limit, terminate or otherwise modify the exchange privilege of any shareholder deemed to be engaged in activities that may be detrimental to the Fund.
•	Reject any purchase, including exchange purchases, from investors if there appears to be evidence of short-term or excessive trading.
•	Permanently prevent future purchases and exchanges from occurring in accounts where short-term or excessive trading is apparent.
•	Delay sending redemption proceeds for up to seven days (generally applies in cases of very large redemptions, excessive trading, or during unusual market conditions).
•	Suspend redemptions as permitted by law (e.g., in emergency situations).

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Shareholder Information (cont’d)

In making the determination to exercise these rights, the Fund may consider an investor’s trading history in the Fund and accounts under common ownership or control.

The Fund seeks to employ reasonable measures to detect short-term and excessive trading at levels that may be detrimental to the Fund. Accordingly, the Fund uses certain materiality and volume thresholds in applying the policies and procedures, but otherwise seeks to apply the policies and procedures uniformly to all shareholders. With respect to accounts held through intermediaries, such intermediaries generally are contractually obligated to provide the Fund with certain shareholder trading information. However, the Fund cannot directly control activity through all channels and is dependent on intermediaries to enforce the Fund’s policies and procedures. In certain cases, intermediaries may be unable to implement these policies or may not be able to implement policies and procedures in the same manner as the Fund due to system or other constraints. Shareholders who invest through omnibus accounts may be subject to policies and procedures that differ from those applied by the Fund to direct shareholders. The Fund reserves the right to limit an intermediary’s future access to the Fund, up to and including terminating the selling agreement with the intermediary. There is no assurance that the Fund’s policies and procedures will be effective in limiting and deterring short-term and excessive trading in all circumstances.

ACCOUNT POLICIES AND DIVIDENDS

Account Statements

In general, you will receive quarterly account statements. In addition, you will also receive account statements:

•	After every transaction that affects your account balance (except for dividend reinvestments, Automatic Investment Plans or Systematic Withdrawal Plans); and
•	After any change of name or address of the registered owner(s).

You will also receive an annual statement that describes the federal income tax characteristics of any dividends and distributions the Fund has paid to shareholders during the year.

Aston Funds may charge a fee for certain services, such as providing historical account documents.

Mailings to Shareholders

To help reduce Fund expenses and environmental waste, Aston Funds combines mailings for multiple accounts going to a single household by delivering Fund reports (annual and semi-annual reports, prospectuses, etc.) in a single envelope. If you do not want us to continue consolidating your Fund mailings and would prefer to receive separate mailings with multiple copies of Fund reports, please call one of our Investor Services Associates at 800-992-8151.

Distributions

The Fund distributes income dividends and net capital gains. Income dividends represent the earnings from the Fund’s investments less its expenses; capital gains generally occur when the Fund sells a portfolio security for more than the original purchase price.

Dividends

The Fund will declare and pay dividends, if any, annually. Net capital gains, if any, will be distributed at least once a year, generally in December.

Dividend Reinvestments

Investors may have their dividends and distributions reinvested in additional shares of the Fund. If you choose this option, or if you do not indicate a choice, your dividends and distributions will be automatically reinvested on the dividend payable date. You can also choose to have a check for your dividends and distributions mailed to you by choosing this option on your account application.

ASTON/LMCG Small Cap Growth Fund | 24

Shareholder Information (cont’d)

Uncashed Checks

Checks should be cashed upon receipt, as interest will not be paid on uncashed checks. State escheat laws generally require Aston Funds to remit uncashed checks to the appropriate state after a specific period of time, which varies by state.

ADDITIONAL INVESTOR SERVICES

Automatic Investment Plan (Class N Shares only)

The Automatic Investment Plan (“AIP”) allows you to set up a scheduled transfer of funds from your bank account to the Aston Fund(s) of your choice. You determine the AIP investment amount (the minimum AIP investment amount is $50), and you can terminate the program at any time. The minimum initial investment for accounts containing an AIP instruction is the same as all other accounts. To take advantage of this feature, complete the appropriate sections of the account application.

Aston Funds Website

Aston Funds maintains a website located at www.astonfunds.com. You can purchase, exchange and redeem shares and access information such as your account balance and the Fund’s NAV through our website. Self-register for online account access at www.astonfunds.com. Your social security number or employee identification number, account number and other security validity information will be required for registration. You may also need to have bank account information, wire instructions, ACH instructions or other options established on your account.

Aston Funds has procedures in place to try to prevent unauthorized access to your account information. The Fund and its agents will not be responsible for any losses resulting from unauthorized transactions on our website.

Systematic Withdrawal Plan (Class N Shares only)

This plan may be used for periodic withdrawals (at least $50 by check or ACH) from your account. To take advantage of this feature you must:

•	Have at least $50,000 in your account;
•	Determine the schedule: monthly, quarterly, semi-annually or annually; and
•	Call 800-992-8151 to add a Systematic Withdrawal Plan to your account.

Retirement Plans and Education Savings Accounts (Class N Shares)

Aston Funds offer a range of retirement plans, including Traditional, Roth, SIMPLE IRAs and SEP IRAs for Class N shareholders. Aston Funds also offers Education Savings Accounts for Class N shareholders, which allow you to save for qualified elementary, secondary and higher education costs. Using these plans, you can invest in any Aston Fund with a low minimum investment of $500. The annual maintenance fee for IRAs and Education Savings Accounts is $15 per account (not to exceed $30 per shareholder), but it is waived if you have $35,000 or more in assets. The fee is assessed every December for the current calendar year. To find out more, call Aston Funds at 800-992-8151.

DISTRIBUTION AND SERVICES PLAN 12b-1 FEES

To pay for the cost of promoting the Fund and servicing your shareholder account, the Fund has adopted a Rule 12b-1 plan for Class N shares. Under this plan, the Fund pays a fee at an annual rate of not more than 0.25% of the Fund’s Class N shares’ average daily net assets to the distributor for certain expenses associated with the distribution of Fund shares and administrative services provided to Fund shareholders. The fee is accrued daily and payable monthly. Over time, these fees may increase the cost of your investment and may cost more than paying other types of sales charges.

ASTON/LMCG Small Cap Growth Fund | 25

Shareholder Information (cont’d)

Payments to Intermediaries

In addition to payments under a Rule 12b-1 plan, the Fund may bear costs associated with compensating intermediaries that perform sub-transfer agency, sub-accounting and/or shareholder services for Fund shareholder accounts. Aston may also compensate intermediaries that distribute and/or service investors in the Fund out of its own assets and not as an additional charge to the Fund. Additional payments to intermediaries may represent a premium over payments made by other fund families, and may create an added incentive for investment professionals to sell or recommend the Fund over other funds offered by competing fund families. The additional payments may differ for each fund within the Aston family of funds, including within the same intermediary, and across intermediaries, or within the same fund at the same intermediary.

In addition, representatives of the distributor may be compensated through Adviser incentive programs in a manner that favors one Aston Fund or group of Aston Funds over another Aston Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Subadviser attempts to obtain the best possible price and most favorable execution of transactions in its portfolio securities. There may be times when the Subadviser may pay one broker-dealer a commission that is greater than the amount that another broker-dealer may charge for the same transaction. The Subadviser generally determines in good faith if the commission paid was reasonable in relation to the brokerage or research services provided by the broker-dealer. In selecting and monitoring broker-dealers and negotiating commissions, the Subadviser considers, among other factors, a broker-dealer’s reliability, availability of research, the quality of its execution services and its financial condition.

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Dividends, Distributions and Taxes

Dividends and Distributions

The Fund pays dividends and distributes capital gains annually. All dividends and distributions are automatically reinvested at NAV unless you choose to receive them in a cash payment. You can change your payment options at any time by writing to us.

Taxes

Certain tax considerations may apply to your investment in the Fund. The following is a general description of certain federal income tax considerations. Further information regarding the federal income tax consequences of investing in the Fund is included in the SAI. If you have any tax-related questions relating to your own investment in the Fund, please consult your tax adviser.

For federal income tax purposes:

•	The tax treatment of dividends and distributions is the same whether you reinvest the dividends and distributions or elect to receive them in cash. We will send you a statement with the federal income tax status of your dividends and distributions for the prior year generally by February 15.

•	Distributions of any net investment income, other than “qualified dividend income,” are taxable to you as ordinary income.

•	Distributions of qualified dividend income (i.e., generally dividends received by the Fund from domestic corporations and certain foreign corporations) generally will be taxed to individuals and other non-corporate investors in the Fund at federal income tax rates applicable to long-term capital gains, provided you meet certain holding period and other requirements contained in the Code with respect to your Fund shares and the Fund meets similar holding period and other requirements with respect to the dividend paying stock. Dividends received from most REITs and certain foreign corporations are not expected to qualify for treatment as qualified dividend income when distributed by the Fund.

•	If the Fund receives dividends from another investment company that qualifies as a regulated investment company, including an ETF, for federal income tax purposes and the investment company designates such dividends as qualified dividend income, then the Fund may in turn designate that portion of its distributions derived from those dividends as qualified dividend income, provided the Fund meets certain holding period and other requirements with respect to the shares of the investment company.

•	Distributions of net capital gain (net long-term capital gain less any net short-term capital loss) are taxable as long-term capital gain regardless of how long you may have held shares of the Fund. In contrast, distributions of net short-term capital gain (net short-term capital gain less any net long-term capital loss) are taxable as ordinary income regardless of how long you may have held shares of the Fund. Because distributions of net short-term capital gain are taxable as ordinary income, you generally cannot offset net short-term capital gain distributions you receive from the Fund with capital losses.

•	Generally, the character of the dividends and distributions the Fund receives from another investment company will “pass through” to you, subject to certain exceptions, as long as the Fund and the investment company each qualify as a regulated investment company under the Code.

•	Some of the Fund’s investments may be subject to special provisions of the Code that may increase the amount of gain recognized by the Fund, defer the Fund’s losses, accelerate the Fund’s

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Dividends, Distributions and Taxes (cont’d)

recognition of gain, affect the character of such income and affect the amount, timing and type of distributions from the Fund, which may increase the amount of taxes payable by you.

•	Distributions declared to the shareholders of record in October, November or December and paid on or before January 31 of the succeeding year will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared.

•	When you sell shares or exchange shares for shares of another fund (other than shares held in a tax-deferred account) it generally is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year. If you held your shares for one year or less, the gain or loss will generally be treated as a short-term capital gain or loss. You are responsible for any tax liabilities generated by your transactions.

•	If you do not provide Aston Funds with your complete and correct taxpayer identification number and required certification, or if the Internal Revenue Service so notifies us, you may be subject to backup withholding tax on dividends, distributions and redemption proceeds.

•	If you purchase shares of the Fund just before a dividend or distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as “buying a dividend.”

•	If the Fund qualifies (by having more than 50% of the value of its total assets at the close of the taxable year consist of stock or securities in foreign corporations or by being a qualified fund of funds) and elects to pass through foreign taxes paid on its investments during the year, such taxes will be reported to you as income. You may, however, be able to claim an offsetting tax credit or deduction on your federal income tax return, depending on your particular circumstances and provided you meet certain holding period and other requirements. Tax-exempt holders of Fund shares, such as qualified tax-deferred retirement plans, will not benefit from such a deduction or credit.

•	The Fund’s ability to invest in some investments may be significantly limited by the federal income tax rules applicable to regulated investment companies.

•	Tax reporting changes effective January 1, 2012 require Aston Funds to report cost basis and holding period information to both the Internal Revenue Service and shareholders for gross proceeds from the sales of shares of Aston Funds purchased on or after January 1, 2012. This information will be reported on Form 1099-B. The deadline for mailing Form 1099-B to shareholders is February 15. Absent shareholder instructions, Aston Funds will calculate and report cost basis information using its default method of average cost. If you hold shares of Aston Funds through a financial intermediary, the financial intermediary will be responsible for this reporting and the financial intermediary’s default cost basis method may apply. Please consult your tax adviser for additional information regarding cost basis reporting and your situation.

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Financial Highlights

These financial highlights tables are intended to help you understand the Fund’s financial performance. The following schedules present financial highlights for one outstanding share of each Fund throughout the periods indicated. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Aston Funds’ financial statements as of October 31, 2012. The financial statements for the Aston Funds have been audited by Ernst & Young LLP, whose report along with those Aston Funds’ financial statements, is included in the Aston Funds’ annual report, which is available upon request.

ASTON/LMCG Small Cap Growth Fund – Class N Year Ended October 31 (formerly, ASTON Small Cap Growth Fund)	2012		2011(a)
Per Share Operating Data:
Net Asset Value, Beginning of Period	$9.95		$10.00
Income from Investment Operations:
Net investment loss	(0.12	)(b)	(0.04)
Net realized and unrealized gain on investments	1.59		(0.01)

Total from investment operations	1.47		(0.05)
Less Distributions:
Distributions from and in excess of net investment income	—		—

Total distributions	—		—
Net decrease in net asset value	1.47		(0.05)
Net Asset Value, End of Period	$11.42		$9.95
Total Return(c)	14.77%		(0.50	)%(d)
Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$5,659		$5,411
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	2.86%		8.27	%(e)
After reimbursement and/or waiver of expenses by Adviser	1.35%		1.35	%(e)
Ratios of net investment loss to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	(2.68)%		(8.14	)%(e)
After reimbursement and/or waiver of expenses by Adviser	(1.17)%		(1.21	)%(e)
Portfolio Turnover	168.05	%(f)	205.85	%(d)

ASTON/LMCG Small Cap Growth Fund – Class I Year Ended October 31 (formerly, ASTON Small Cap Growth Fund)	2012		2011	(g)
Per Share Operating Data:
Net Asset Value, Beginning of Period	$9.97		$12.40
Income from Investment Operations:
Net investment loss	(0.10	)(b)	(0.04)
Net realized and unrealized gain on investments	1.59		(2.39)

Total from investment operations	1.49		(2.43)
Less Distributions:
Distributions from and in excess of net investment income	—		—

Total distributions	—		—
Net decrease in net asset value	1.49		(2.43)
Net Asset Value, End of Period	$11.46		$9.97
Total Return(c)	14.95%		(19.60	)%(d)
Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$755		$2,551
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	2.61%		6.25	%(e)
After reimbursement and/or waiver of expenses by Adviser	1.10%		1.10	%(e)
Ratios of net investment loss to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	(2.43)%		(6.11	)%(e)
After reimbursement and/or waiver of expenses by Adviser	(0.92)%		(0.96	)%(e)
Portfolio Turnover	168.05	%(f)	205.85	%(d)

(a)	ASTON Small Cap Growth Fund began issuing Class N shares on November 2, 2010.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.

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(c)	The total return is calculated using the Net Asset Values used for trading at the close of business at period end.
(d)	Not Annualized.
(e)	Annualized.
(f)	Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.
(g)	ASTON Small Cap Growth Fund began issuing Class I shares on May 31, 2011.

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General Information

If you wish to know more about Aston Funds, you will find additional information in the following documents:

SHAREHOLDER REPORTS

You will receive an unaudited Semi-Annual Report dated April 30 and an Annual Report dated October 31, which is audited by an independent registered public accounting firm. The Annual Report contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

The SAI, which is incorporated into this prospectus by reference and dated February 28, 2013 as amended from time to time, is available to you without charge and can be mailed to you upon request. It contains more detailed information about the Fund.

HOW TO OBTAIN REPORTS

Contacting Aston Funds

You can get free copies of the reports and SAI, request other information and obtain answers to your questions about the Fund by contacting:

Address:	Aston Funds P.O. Box 9765 Providence, RI 02940

Phone:	Shareholder Services & Fund Literature 800-992-8151

Investment Advisor Services 800-597-9704

Website:	www.astonfunds.com

Obtaining Information from the SEC

You can visit the EDGAR Database on the SEC’s website at http://www.sec.gov to view the SAI and other information. You can also view and copy information about the Fund at the SEC’s Public Reference Room in Washington, D.C. To find out more about the Public Reference Room, you can call the SEC at 202-551-8090. Also, you can obtain copies of this information after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington D.C. 20549-1520.